                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                               ----------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ----------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (B) (2)

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                   13-3781471
                     (I. R. S. EMPLOYER IDENTIFICATION NO.)

     100 WALL STREET, NEW YORK, NY                       10005
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                           FOR INFORMATION, CONTACT:
                         DENNIS J. CALABRESE, PRESIDENT
                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                          100 WALL STREET, 16TH FLOOR
                               NEW YORK, NY 10005
                           TELEPHONE: (212) 361-2506

                               ----------------

                           DOW JONES & COMPANY, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               13-5034940
    (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)

           200 LIBERTY STREET                            10281
           NEW YORK, NEW YORK                          (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                               ----------------

                                DEBT SECURITIES

ITEM 1. GENERAL INFORMATION.

  Furnish the following information as to the trustee--

  (a) Name and address of each examining or supervising authority to which it is subject.

        NAME                             ADDRESS
        ----                         ----------------
        Comptroller of the Currency  Washington, D.C.

  (b)Whether it is authorized to exercise corporate trust powers.

    Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

ITEM 16. LIST OF EXHIBITS.

Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to
                     Exhibit 1 of Form T-1, Registration No. 33-83774.

Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

Exhibit 5.           Not applicable.

Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on December 31, 1995, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.           Not applicable.

Exhibit 9.           Not applicable.

                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 25th day of March, 1996.

                                          FIRST TRUST OF NEW YORK,
                                           NATIONAL ASSOCIATION

                                                  /s/ David K. Leverich
                                          By:__________________________________
                                                     David K. Leverich
                                                      Vice President

                                                                       EXHIBIT 7

                         FIRST TRUST OF NEW YORK, N. A.
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 12/31/95

                                    ($000'S)

                                                                       12/31/95
                                                                       --------
Assets
  Cash and Due From Depository Institutions........................... $ 23,195
  Federal Reserve Stock...............................................    3,150
  Fixed Assets........................................................      694
  Intangible Assets...................................................   85,060
  Other Assets........................................................    8,658
                                                                       --------
    Total Assets...................................................... $120,757
                                                                       ========
Liabilities
  Other Liabilities...................................................    2,162
                                                                       --------
  Total Liabilities...................................................    2,162
Equity
  Common and Preferred Stock..........................................    1,000
  Surplus.............................................................  119,000
  Undivided Profits...................................................   (1,405)
                                                                       --------
    Total Equity Capital..............................................  118,595
Total Liabilities and Equity Capital.................................. $120,757
                                                                       ========

                               ----------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.

     /s/ David K. Leverich
By:____________________________
        Vice President

Date: